Execution Version
THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 4, 2022, is among NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), each of the undersigned guarantors (the “Guarantors”), the Lenders party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).
R E C I T A L S
A.    The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Credit Agreement dated as of April 15, 2021 (as amended by the First Amendment to Credit Agreement, dated as of July 16, 2021, as further amended by the Second Amendment to Credit Agreement, dated as of February 28, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof pursuant to the terms thereof, the “Existing Credit Agreement,” and the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders constituting the Required Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.
C.    On the terms and subject to the conditions set forth in the Existing Credit Agreement, the Lenders under the Existing Credit Agreement (collectively, the “Existing Lenders”) previously agreed to extend credit in the form of Loans and the Issuing Banks to issue Letters of Credit, in each case, at any time during the Revolving Availability Period such that the Aggregate Revolving Exposure will not exceed the respective Commitments of such Lenders.
D.    The Third Amendment Lenders (as defined below) have agreed to provide additional Commitments in an amount set forth next to such Lender’s name on Schedule 1.1A hereto under the heading “Third Amendment Commitments,” which Third Amendment Commitments total $125,000,000 in the aggregate.
E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.
Section 2.    Amendments to Existing Credit Agreement
2.1    Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Third Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)    The cover page is amended to add MUFG Bank, Ltd. as a Joint Lead Arranger and Joint Bookrunner.

(b)    The second recital to the Existing Credit Agreement is amended by replacing the reference to “$315,000,000” with “$440,000,000”.
(c)    The definition of “Agreement” appearing in Section 1.1 of the Existing Credit Agreement is amended by replacing the reference to “and the Second Amendment” with “, the Second Amendment and the Third Amendment”.
(d)    The definition of “Commitment” appearing in Section 1.1 of the Existing Credit Agreement is amended by replacing the final sentence of such definition with the following: “The aggregate amount of the Commitments as of the Third Amendment Effective Date is $440,000,000.”
(e)    Section 1.1 of the Existing Credit Agreement is amended to add the following defined terms in alphabetical order therein:
“Third Amendment”: that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“Third Amendment Effective Date”: has the meaning specified in the Third Amendment.
2.2    Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Third Amendment Effective Date, Schedule 1.1A to the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 1.1A to this Amendment.
2.3    Third Amendment Commitments. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Third Amendment Effective Date:
(a)    (i) each Lender with a Commitment next to its name on Schedule 1.1A hereto under the column “Third Amendment Commitment” (each a “Third Amendment Lender”) agrees, severally and not jointly, to establish its Commitments in an amount equal to the amount next to its name on Schedule 1.1A hereto under the heading “Third Amendment Commitment” (each a “Third Amendment Commitment” and, collectively, the “Third Amendment Commitments”) and (ii) the parties hereto agree that (1) the Third Amendment Commitments shall be deemed to be “Commitments” as defined in the Credit Agreement, and any loan made thereunder shall be deemed a “Loan” as defined in the Credit Agreement, in each case, for all purposes of the Loan Documents; and (2) the Third Amendment Lenders shall be deemed to be “Lenders” as defined in the Credit Agreement for all purposes of the Loan Documents;
(b)    (i) each of the Borrower and the Third Amendment Lenders hereby agree that the Third Amendment Commitments shall have terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Third Amendment Effective Date (the “Existing Commitments”) and (ii) notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Third Amendment Effective Date, (1) the Existing Commitments and the Third Amendment Commitments, and any Loans made thereunder, as applicable, shall constitute a single Class of Commitments or Loans, as applicable, for all purposes under the Credit Agreement and (2) any Loans made under the Existing Commitments and the Third Amendment Commitments shall be treated as fungible Loans for all purposes under the Credit Agreement, including with respect to any and all tax filings, returns or statements;

(c)    each Third Amendment Lender (i) confirms that a copy of the Existing Credit Agreement and the other applicable Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make its Third Amendment Commitment, have been made available to such Third Amendment Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) acknowledges and agrees that upon the Third Amendment Effective Date, such Third Amendment Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a thereunder; and
(d)    substantially concurrently with giving effect to this Amendment and any Borrowings made on the Third Amendment Effective Date, (i) each Lender (including each Third Amendment Lender) that holds Loans in an aggregate amount less than its Pro Rata Share of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender that holds Loans in an aggregate amount greater than its Pro Rata Share of all Loans, (ii) each Lender’s (including each Third Amendment Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Pro Rata Share, (iii) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Exposure applicable to each Lender (including each Third Amendment Lender) equals its Pro Rata Share of the Aggregate Revolving Exposure of all Lenders and (iv) upon request by each applicable Lender, the Borrower shall be required to make any breakage payments owing to such Lender that are required under Section 2.15(c) of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 2.3(d).
Section 3.    Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4, as of the Third Amendment Effective Date, the Lenders holding Existing Commitments signatory hereto constituting the Required Lenders (as defined in the Existing Credit Agreement) hereby consent to this Amendment and the transactions contemplated herein.
Section 4.    Conditions Precedent to Third Amendment Effective Date. This Amendment shall become effective without any further action or consent by any party, on the date (the “Third Amendment Effective Date”), when each of the following conditions shall have been satisfied:
4.1    Loan Documents.
The Administrative Agent shall have received:
(a)    this Amendment, executed and delivered by a duly authorized officer or signatory of each Loan Party and each Lender (including each Third Amendment Lender) party hereto; and

(b)    subject to the provisions of the final paragraph of this Section 4, such amendments to, amendments and restatements of, or confirmations or reaffirmations of, or supplements to, existing Security Documents or other Loan Documents, and such additional Security Documents, Loan Documents or other filings or actions, in each case as the Administrative Agent or the Collateral Agent may require in connection with the transactions contemplated hereby.
4.2    Expenses. All reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or its legal counsel (to the extent provided for in the Existing Credit Agreement) in connection with the preparation and negotiation of this Amendment that have been invoiced at least three (3) Business Days prior to the Third Amendment Effective Date shall have been paid.
4.3    Closing Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying that the condition set forth in Section 4.6 is satisfied.
4.4    Legal Opinions. The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, (i) a legal opinion of Skadden, Arps, Slate Meagher & Flom LLP, New York counsel to the Borrower and its Subsidiaries (which opinion shall include a non-contravention opinion with respect to material debt) dated the date hereof and addressed to the Administrative Agent and the Lenders and (ii) legal opinions of applicable local counsel to the Borrower or to the Administrative Agent (which opinions shall include existence, good standing, execution and delivery, authorization and authority with respect to each Foreign Subsidiary that is a Loan Party as of the Third Amendment Effective) dated the date of the date hereof and addressed to the Administrative Agent and the Lenders.
4.5    Organizational Documents. A certificate of a Responsible Officer of each Loan Party, certifying (A) as to copies of the Organizational Documents of such Loan Party, together with all amendments thereto, (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith and (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of the Borrower, including, without limitation, Funding Notices, and all other notices under this Amendment and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers.
4.6    No Default; Representations and Warranties. As of the Third Amendment Effective Date, both before and after giving effect to the effectiveness of the Amendment: (i) no event shall have occurred and be continuing that would constitute an Event of Default or a Default and (ii) the representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
4.7    Solvency Certificate. The Lenders shall have received a solvency certificate, consistent with the form of Exhibit D to the Existing Credit Agreement, executed by a

Responsible Officer (which shall be the chief financial officer, chief accounting officer or other officer with equivalent duties) of the Borrower.
4.8    PATRIOT Act; Beneficial Ownership. The Administrative Agent shall have received at least three (3) Business Days prior to the Third Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree) all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Administrative Agent in writing at least ten (10) Business Days prior to the Third Amendment Effective Date (or such later date that the Borrower may reasonably agree). At least five (5) Business Days prior to the Third Amendment Effective Date (or such later date that the Administrative Agent may reasonably agree), the Borrower shall have delivered a Beneficial Ownership Certification to any Lender that has requested such certification, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities and Industry and Financial Markets Association, in relation to the Borrower.
4.9    Commitments. Substantially concurrently with giving effect to this Amendment and any Borrowings made on the Third Amendment Effective Date, the transactions set forth in Section 2.3(d) will have been consummated.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 9.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
It is understood and agreed among all parties hereto that the Borrower and its Subsidiaries shall not be required to enter into any additional Loan Documents governed by the laws of a jurisdiction outside of the United States until the date that is 90 days after the Third Amendment Effective Date (subject to extensions, and exceptions as to scope of foreign security and perfection requirements, as are agreed by the Administrative Agent in its sole discretion, in each case as applicable). Notwithstanding the immediately preceding sentence or any provision to the contrary contained in the Loan Documents, the Borrower shall, and shall cause each of the other Loan Parties to, deliver each of the documents, instruments and agreements, and take each of the actions, set forth on Schedule 4 to this Amendment within the time periods set forth therein (or such longer time periods as determined by the Administrative Agent in its sole discretion). The failure to make any such delivery pursuant to the immediately preceding sentence within the applicable time periods (after giving effect to any applicable extensions provided by the Administrative Agent in its sole discretion) shall constitute an immediate Event of Default.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby: (a) acknowledges and consents to the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment and giving effect to the establishment of the Third Amendment Commitments and the incurrence of any Loans thereunder) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Amendment (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)); (c) agrees that from and after the Third Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; (d) acknowledges and agrees that nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith and (e) represents and warrants to the Agents and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all representations and warranties contained in this Amendment, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof and (ii) no event has occurred and is continuing that would constitute an Event of Default or a Default. Without limiting the generality of the foregoing, (i) nothing contained in this Amendment, nor any past indulgence by the Administrative Agent, the Collateral Agent or any Lender nor any other action or inaction on behalf of the Administrative Agent, the Collateral Agent or any Lender, shall constitute or be deemed to constitute a consent to, or waiver of, any other action or inaction of the Borrower or any of the other Loan Parties which results (or would result) in a Default or Event of Default under the Credit Agreement or any other Loan Document, nor shall anything contained herein constitute a course of conduct or dealing among the parties; (ii) the Administrative Agent, the Collateral Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document; and (iii) the parties hereto agree that nothing contained herein shall waive, affect or diminish any right of the Administrative Agent, the Collateral Agent and the Lenders to hereafter demand strict compliance with the Credit Agreement and the other Loan Documents.
5.3    Counterparts.
(a)    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
(b)    The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and

National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.
5.4    Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
5.5    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.12, 9.13 AND 9.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE.
5.6    Payment of Expenses. In accordance with Section 9.5 of the Credit Agreement, the Borrower agrees to pay or reimburse the Agents for all their reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby and thereby, limited in the case of counsel fees to the reasonable and documented fees and disbursements of a single law firm as counsel to the Agents and the Arrangers and one local counsel to the Agents, taken as a whole, in any relevant jurisdiction and the charges of any Platform.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.
5.9    Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.10    Instruction to the Administrative Agent and the Collateral Agent. By its execution hereof, each undersigned Lender hereby authorizes and directs the Administrative Agent and the Collateral Agent to execute this Amendment.
[Signatures begin next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.,
as the Borrower
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
AMERICAN LNG MARKETING LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS (FLORIDA) LLC
LNG HOLDINGS LLC
NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE MEXICO HOLDINGS LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
NFE NORTH TRADING LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC
NFE INTERNATIONAL SHIPPING LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

ATLANTIC DISTRIBUTION HOLDINGS SRL
ATLANTIC POWER HOLDINGS SRL
ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL
ATLANTIC PIPELINE HOLDINGS SRL
ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Manager
ATLANTIC POWER HOLDINGS LIMITED
NFE NORTH HOLDINGS LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED
NFE BERMUDA HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE SHANNON HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE NORTH DISTRIBUTION LIMITED
NFE NORTH HOLDINGS LIMITED
NFE NORTH TRANSPORT LIMITED
NFE SOUTH HOLDINGS LIMITED
NFE SOUTH POWER TRADING LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Legal Representative

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER LLC
ENCANTO POWER WEST LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE MEXICO HOLDINGS S.À R.L.
NFE MEXICO HOLDINGS PARENT S.À R.L.
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Authorized Signatory
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
SUCURSAL NICARAGUA
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE INTERNATIONAL HOLDINGS LIMITED
NFE MEXICO POWER HOLDINGS LIMITED
NFE MEXICO TERMINAL HOLDINGS LIMITED
NFE GLOBAL HOLDINGS LIMITED
NFE UK HOLDINGS LIMITED
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Director
NFE GP LLC
By:    /s/ Christopher S. Guinta
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Collateral Agent and Lender
By:    /s/ Lisa Hanson
    Name:    Lisa Hanson
    Title:    VP
MUFG Bank, Ltd.,
as a Lender
By:    /s/ Kevin Sparks
    Name:    Kevin Sparks
    Title:    Director
Credit Agricole Corporate and Investment Bank,
as a Lender
By:    /s/ Michael Willis
    Name:    Michael Willis
    Title:    Managing Director
JPMorgan Chase Bank, N.A.,
as a Lender
By:    /s/ Arina Mavilian
    Name:    Arina Mavilian
    Title:    Executive Director
CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender
By:    /s/ Komal Shah
    Name:    Komal Shah
    Title:    Authorized Signatory
By:    /s/ Jessica Gavarkovs
    Name:    Jessica Gavarkovs
    Title:    Authorized Signatory

GOLDMAN SACHS BANK USA,
as a Lender
By:    /s/ Dan Martis
    Name:    Dan Martis
    Title:    Authorized Signatory
DEUTSCHE BANK AG NEW YORK BRANCH.,
as a Lender
By:    /s/ Jessica Lutrario
    Name:    Jessica Lutrario
    Title:    Associate
By:    /s/ Philip Tancorra
    Name:    Philip Tancorra
    Title:    Vice President